Exhibit 10.1

                                                   Revolving Line of Credit Note
                                                           dated January 3, 2006


                             MODIFICATION AGREEMENT
                             ----------------------

This Modification Agreement ("Modification Agreement") is effective as of March 24, 2006. The parties to the Modification Agreement are Natural Gas Services Group, Inc. ("Borrower") and Western National Bank ("Lender").

                                    RECITALS

On January 3, 2006, Borrower executed and delivered to Lender that certain Revolving Line of Credit Promissory Note in the original principal sum of $10,000,000.00, bearing interest at the rate stated therein, with a stated final maturity date of December 1, 2006 (the "Note"), pursuant to that certain Sixth Amended and Restated Loan Agreement dated January 3, 2006 (the "Loan Agreement"). All liens, security interests and assignments securing the Note are collectively called the "Liens". Terms defined in the Note or the Loan Agreement and not otherwise defined herein shall have the same meanings here as in those documents.

At Borrower's request, Borrower and Lender have agreed to enter into this Modification Agreement to modify the interest provisions of the Note and to ratify the Liens. Said modified interest provisions shall be effective as of the April 1, 2006 payment.

                                    AGREEMENT

1. Modification of Interest Provisions of the Note. In lieu of the following provisions which were contained in the first paragraph of the Note:

         "...at a rate per annum which shall from day to day be equal to the lesser of (a) a rate per annum (the "Established Rate") equal to one-half of one percent (0.5%) over the Prime Rate in effect from day to day, calculated on the basis of actual days elapsed, but computed as if each calendar year consisted of 360 days, or (b) the Highest Lawful Rate."

such provisions of the Note are changed to read in their entirety as follows:

         "...at a rate per annum which shall from day to day be equal to the lesser of (a) a rate per annum (the "Established Rate") equal to the Prime Rate in effect from day to day, or (b) the Highest Lawful Rate, in each case calculated on the basis of actual days elapsed, but computed as if each calendar year consisted of 360 days."

2. Ratification of Liens. Borrower and Lender further agree that all Liens securing the Note shall continue and carry forward until the Note and all indebtedness evidenced thereby is paid in full. Borrower further agrees that such liens are hereby ratified and affirmed as valid and subsisting against the collateral described therein, and that this Modification Agreement shall in no manner vitiate, affect or impair the Note or the Liens (except as expressly modified in this Modification Agreement) and that such Liens shall not in any manner be waived, released, altered or modified.

3. Miscellaneous.

         (a) As modified hereby, the provisions of the Note and the Liens shall continue in full force and effect, and Borrower acknowledges and affirms its liability to Lender thereunder. In the event of an inconsistency between this Modification
                  Agreement and the terms of the Note or of the Liens, this Modification Agreement shall govern.

         (b) Borrower hereby agrees to pay all costs and expenses incurred by Lender in connection with the execution and administration of this Modification Agreement.

         (c) Any default by Borrower in the performance of its obligations herein contained shall constitute a default under the Note and the Liens and shall allow Lender to exercise any or all of its remedies set forth in such Note and Liens or at law or in equity.

         (d) Lender does not, by its execution of this Modification Agreement, waive any rights it may have against any person not a party hereto.

         (e) All terms, provisions, covenants, agreements, and conditions of the Note and the Liens are unchanged, except as provided herein. Borrower agrees that this Modification Agreement and all of the covenants and agreements contained herein shall be binding upon Borrower and shall inure to the benefit of Lender and each of their respective heirs, executors, legal representatives, successors, and permitted assigns.

                  THIS MODIFICATION AGREEMENT REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

                                     Borrower:

                                     Natural Gas Services Group, Inc.

                                     By: /s/ Stephen C. Taylor
                                        ----------------------------------------
                                        Stephen C. Taylor, President


                                     Lender:

                                     Western National Bank

                                     By /s/ Scott A. Lovett
                                       -----------------------------------------
                                       Scott A. Lovett, Executive Vice President


STATE OF TEXAS             ss.
                           ss.
COUNTY OF MIDLAND          ss.

         This instrument was acknowledged before me on March 31, 2006, by Stephen C. Taylor, President of Natural Gas Services Group, Inc., a Colorado corporation, on behalf of said corporation.


                                       -----------------------------------------
                                       Notary Public, State of Texas


STATE OF TEXAS             ss.
                           ss.
COUNTY OF MIDLAND          ss.

         This instrument was acknowledged before me on March 31, 2006, 2006, by Scott A. Lovett, Executive Vice President of Western National Bank, a national banking association, on behalf of said association.


                                       -----------------------------------------
                                       Notary Public, State of Texas